Property, plant and equipment	6 Months Ended
Jun. 30, 2020
Property, plant and equipment [abstract]
Disclosure of property, plant and equipment [text block]	Property, plant and equipment
    Refer to Note 7, Other intangible assets for additional details on impairments of €247 million of Property, plant and equipment recognized within Cost of revenues. In addition to the impairments discussed above, during the three months ended March 31, 2020, certain assets within the Maserati segment were impaired in connection with decisions that were made regarding the planned utilization of certain assembly assets to more efficiently utilize the Group's manufacturing capacity as part of the implementation of the previously announced Maserati product renewal activities. As a result of these decisions, impairment charges were recognized totaling €177 million, composed of €85 million of Property, plant and equipment recognized within Cost of revenues and €92 million of previously capitalized development expenditures recognized within Research and development costs. Impairment expense of €16 million was also recognized in North America for assets which had become idle during the period.
As there were no material changes in our cash flow forecasts, which were developed in connection with our Q1 reporting, and considering our assessment of internal and external information, no new indicators of impairment were noted and no further impairment testing was performed during the three months ended June 30, 2020.